Exhibit 99.1

Vaxart Announces Adjournment of Annual Meeting of Stockholders

Meeting adjourned to July 6, 2022 at 9:30 a.m. PT

Vaxart encourages all stockholders of record on April 11, 2022 who have not yet voted to do so by 11:59 p.m. Eastern Time on July 5, 2022

South San Francisco, CA — June 8, 2022 — Vaxart, Inc. (Nasdaq: VXRT) (“Vaxart”) announced today that its 2022 annual meeting of stockholders (the “Annual Meeting”) has been adjourned to Wednesday, July 6, 2022 at 9:30 a.m. Pacific Time with respect to all proposals described in Vaxart’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2022 (the “Proxy Statement”).

The reconvened Annual Meeting will be held at  the offices of Vaxart, Inc. located at 170 Harbor Way, Suite 300, South San Francisco, California 94080, and through live webcast of the meeting, which you can access by visiting www.virtualshareholdermeeting.com/VXRT2022 and entering the 16‐digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

During the adjournment, Vaxart continues to solicit votes from its stockholders with respect to all proposals set forth in the Proxy Statement.

At the time the Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 58.22% of the shares of Vaxart’s common stock outstanding and entitled to vote, which constituted a quorum. At the time of the Annual Meeting votes were sufficient to approve: Proposal 1 – Election of Directors and the election of all of the board of directors’ seven nominees for director, Proposal 3 – Approval of Amendment and Restatement of the 2019 Equity Incentive Plan, Proposal 4 – Approval of the 2022 Employee Stock Purchase Plan, Proposal 5 – Ratification of Selection of Independent Registered Public Accounting Firm, Proposal 6 – Approval of the Compensation of the Vaxart’s Named Executive Officers. At the time of the Annual Meeting votes were not sufficient to approve Proposal 2 – Adoption of an Amendment to Vaxart’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock (the “Authorized Shares Increase”), which requires approval by the holders of a majority of the outstanding shares of common stock of Vaxart. At the time of the Annual Meeting, approximately 73.3% of the votes cast on Proposal 2 were voted in favor of its approval, which constitutes approximately 42.1% of the outstanding shares in favor.

Proxies previously submitted with respect to the Annual Meeting will be voted on all proposals at the adjourned Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Board of Directors of Vaxart believes that the approval of Proposal 2 regarding the Authorized Shares Increase is in the best interests of the stockholders of Vaxart. In the event the Authorized Shares Increase is not approved, there may not be sufficient shares of common stock for Vaxart to increase the number of authorized shares of common stock to give Vaxart greater flexibility in considering and planning for future corporate needs, including, but not limited to: raising additional capital, which is needed to fund ongoing clinical and nonclinical research programs; considering potential strategic transactions, including mergers, acquisitions, and business combinations; funding operations; issuing shares; making long-term equity incentive awards under Vaxart’s equity compensation plans; attracting and retaining key employees, consultants, advisors, executive officers, and directors; and other general corporate purposes.

Vaxart encourages all stockholders of record on April 11, 2022 who have not yet voted to do so by 11:59 p.m. Eastern Time on July 5, 2022.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding Vaxart's strategy, prospects, plans and objectives, results from preclinical and clinical trials, commercialization agreements and licenses, and beliefs and expectations of management are forward-looking statements. These forward-looking statements may be accompanied by such words as “should,” “believe,” “could,” “potential,” “will,” “expected,” “anticipate,” “plan,” and other words and terms of similar meaning. Examples of such statements include, but are not limited to, statements relating to Vaxart's ability to develop and commercialize its product candidates, including its vaccine booster products; Vaxart's expectations regarding clinical results and trial data; and Vaxart's expectations with respect to the effectiveness of its product candidates. Vaxart may not actually achieve the plans, carry out the intentions, or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations, and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Vaxart makes, including uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement, and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates, and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; decisions by regulatory authorities impacting labeling, manufacturing processes, and safety that could affect the availability or commercial potential of any product candidate, including the possibility that Vaxart's product candidates may not be approved by the FDA or non-U.S. regulatory authorities; that, even if approved by the FDA or non-U.S. regulatory authorities, Vaxart's product candidates may not achieve broad market acceptance; that a Vaxart collaborator may not attain development and commercial milestones; that Vaxart or its partners may experience manufacturing issues and delays due to events within, or outside of, Vaxart's or its partners' control; difficulties in production, particularly in scaling up initial production, including difficulties with production costs and yields, quality control, including stability of the product candidate and quality assurance testing, shortages of qualified personnel or key raw materials, and compliance with strictly enforced federal, state, and foreign regulations; that Vaxart may not be able to obtain, maintain, and enforce necessary patent and other intellectual property protection; that Vaxart's capital resources may be inadequate; Vaxart's ability to resolve pending legal matters; Vaxart's ability to obtain sufficient capital to fund its operations on terms acceptable to Vaxart, if at all; the impact of government healthcare proposals and policies; competitive factors; and other risks described in the “Risk Factors” sections of Vaxart's Quarterly and Annual Reports filed with the SEC. Vaxart does not assume any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the annual meeting of stockholders, the Company filed with the SEC a definitive proxy statement which was mailed to the Company’s stockholders as of the record date for the Annual Meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement, the annual report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the annual meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Vaxart, Inc., 170 Harbor Way, Suite 300, South San Francisco, California 94080.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON FEBRUARY 24, 2022. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE ANNUAL MEETING AND OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT.

About Vaxart

Vaxart is a clinical-stage biotechnology company developing a range of oral recombinant vaccines based on its proprietary delivery platform. Vaxart vaccines are designed to be administered using tablets that can be stored and shipped without refrigeration and eliminate the risk of needle-stick injury. Vaxart believes that its proprietary tablet vaccine delivery platform is suitable to deliver recombinant vaccines, positioning the company to develop oral versions of currently marketed vaccines and to design recombinant vaccines for new indications. Vaxart’s development programs currently include tablet vaccines designed to protect against coronavirus, norovirus, seasonal influenza, and respiratory syncytial virus (RSV), as well as a therapeutic vaccine for human papillomavirus (HPV), Vaxart’s first immune-oncology indication. Vaxart has filed broad domestic and international patent applications covering its proprietary technology and creations for oral vaccination using adenovirus and TLR3 agonists.

For more information, visit https://www.vaxart.com/.

Contacts:

Vaxart Media Relations:	Investor Relations:
Mark Herr	Andrew Blazier
Vaxart, Inc.	Finn Partners
mherr@vaxart.com	IR@Vaxart.com
(203) 517-8957	(646) 871-8486